EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

In connection with the Annual Report of Atlantis Business Development Corporation (the "Company"), on Form 10-KSB for the year ending March 31, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, Tim DeHerrera, Secretary/Treasurer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 135)), that to my knowledge:

(3) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(4) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


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Tim DeHerrera
Secretary/Treasurer